John Hancock
MUTUAL FUNDS

John Hancock Floating Rate Income Fund

CLASS A, CLASS B AND CLASS C SHARES

Prospectus

12–31–2007 as revised 9–11–2008

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

OVERVIEW	3

FLOATING RATE INCOME FUND	4

YOUR ACCOUNT	6
Choosing a share class	6
How sales charges are calculated	7
Sales charge reductions and waivers	8
Opening an account	9
Buying shares	10
Selling shares	11
Transaction policies	13
Dividends and account policies	15
Additional investor services	16

RISKS OF INVESTING IN THE FUND	17

FUND DETAILS	19
Business structure	19
Management fee schedule	19
Management biographies	21
Financial highlights	21

APPENDIX — related performance	22

FOR MORE INFORMATION	BACK COVER

Overview

The John Hancock Floating Rate Income Fund (the “Fund”) is a series of John Hancock

Funds II (“JHF II”).

This prospectus relates to the Class A, B and C shares of the Fund. Other share classes are offered in separate prospectuses.

RISKS OF MUTUAL FUNDS

Mutual funds, such as the Fund, are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Fund, be sure to read all risk disclosure carefully before investing.

Floating Rate Income Fund

Goal and strategy

GOAL: Seeks a high level of current income.

STRATEGY: Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans, which often include debt securities of domestic and foreign issuers that are rated below investment grade (rated below Baa or BBB by a nationally recognized statistical rating organization such as Moody’s Investor Services (“Moody’s”) or Standard & Poor’s (“S&P”)), at the time of purchase, or are of comparable quality, as determined by the subadviser, and other floating rate securities.

The Fund may invest in fixed-rate loans and domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate (“LIBOR”) or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The Fund may also acquire bonds, warrants and other equity interests.

In purchasing loans, loan participations and other securities for the Fund, the subadviser may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on its assessment of the relative yields of different maturities and durations and its expectations of future changes in interest rates.

The Fund may invest in any number of issuers, and may at times invest its assets in a small number of issuers. There is no limit to the percentage of the Fund’s assets that may be invested in any one issuer. The Fund is non-diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may also invest in loans of any principal amount, and the average aggregate principal amount of the loans held by the Fund will vary from time to time.

In abnormal market conditions, the Fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the Fund might not achieve its investment goal.

The Fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Past performance
This section normally shows how the Fund’s total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

4  FUND

Principal risks	FUND CODES

The principal risks of investing in the Fund	Class A
(which include the risks of any underlying	Ticker —
investment company or similar entity purchased	CUSIP 47804A734
by the Fund) that could adversely affect its net
asset value (“NAV”) and performance, include	Class B
the following. For a further description of
these principal risks, please see “Risks of	Ticker —
investing in the Fund.”	CUSIP 47804A726

■ Active management risk	Class C
■ Distressed investments risk
■ Fixed-income securities risk	Ticker —
■ Foreign securities risk	CUSIP 47804A718
■ High portfolio turnover risk
■ Liquidity risk
■ Loan participations risk
■ Non-diversified fund risk

Your expenses

Operating expenses are paid from the Fund’s assets and therefore are paid by shareholders indirectly.

Shareholder transaction expenses[1]	Class A	Class B	Class C
Maximum front-end sales charge (load) on purchases as a % of purchase
price	3.00%	none	none
Maximum deferred sales charge (load) as a % of purchase or sale price,	none[2]	5.00%	1.00%[3]
whichever is less
Annual operating expenses[4]	Class A	Class B	Class C
Management fee	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%
Other expenses	0.42%	0.42%	0.42%
Total Fund operating expenses	1.42%	2.12%	2.12%
Contractual expense reimbursement (at least until 12-31-08)[5]	0.22%	0.17%	0.17%
Net Fund operating expenses	1.20%	1.95%	1.95%

The hypothetical example at right shows
what your expenses would be after any	Expenses	Year 1	Year 3	Year 5	Year 10
contractual expense reimbursements (first	Class A	$616	$906	$1,218	$2,099
year only) if you invested $10,000 over	Class B — with
the time periods indicated, assuming you	redemption	$698	$948	$1,323	$2,260
reinvested all distributions and that the	Class B — without
average annual return was 5%. The	redemption	$198	$648	$1,123	$2,260
example is for comparison only, and does	Class C — with
not represent the Fund’s actual expenses	redemption	$298	$648	$1,123	$2,438
and returns, either past or future.	Class C — without
	redemption	$198	$648	$1,123	$2,438

1	A $4.00 fee will be charged for wire redemptions.

2	Except for investments of $1 million or more; see “How sales charges are calculated.”

3	Only if sold within the first year after purchase; see “How sales charges are calculated.”

4	Based on estimated expenses for the current fiscal year.

5	The Adviser has contractually agreed to waive advisory fees or reimburse for certain other Fund expenses so that total Fund operating expenses do not exceed 1.20% for Class A, 1.95% for Class B and 1.95% for Class C of the average annual net assets attributable to the respective classes. This expense reimbursement shall continue in effect until December 31, 2008 and thereafter until termination by the Adviser on notice to JHF II.

FUND  5

Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

■ A front-end sales charge, as described in the section “How sales charges are calculated.”

■ Distribution and service (Rule 12b-1) fees of 0.30% .

Class B

■ No front-end sales charge; all your money goes to work for you right away.

■ Distribution and service (Rule 12b-1) fees of 1.00% .

■ A contingent deferred sales charge (“CDSC”), as described in the section “How sales charges are calculated.”

■ Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

■ No front-end sales charge; all your money goes to work for you right away.

■ Distribution and service (Rule 12b-1) fees of 1.00% .

■ A 1.00% CDSC on shares sold within one year of purchase.

■ No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (“Signature Services”), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

12b-1 fees

Rule 12b-1 fees will be paid to the distributor, John Hancock Funds, LLC (the “Distributor”), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (formally the National Association of Security Dealers, Inc.).

Because Rule 12b-1 fees are paid out of the fund assets on an ongoing basis, over time these fees will increase the cost of the investment and may cost shareholders more than paying other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

■	directly, by the payment of sales commissions, if any; and

■	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the Distributor’s efforts to promote the sale of the fund’s shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the Distributor’s promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor’s marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the fund.

The Statement of Additional Information (“SAI”) discusses the Distributor’s revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the fund, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the Adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the fund.

Rollover Program Compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial ROTH IRA invested in shares of John Hancock

6  YOUR ACCOUNT

funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, monthly in arrears. A John Hancock insurance company may also pay the third party administrator for the plan a one time nominal fee not expected to exceed $25 per each participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:
Class A sales charges
	As a % of	As a % of
Your investment	offering price*	your investment
Up to $99,999	3.00%	3.09%
$100,000 – $249,999	2.50%	2.56%
$250,000 – $499,999	2.00%	2.04%
$500,000 – $999,999	1.50%	1.52%
$1,000,000 and over	See next page

*Offering price is the NAV per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, all Class R shares or Class I shares of any John Hancock fund. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund’s Class A shares about any other John Hancock fund held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled “Initial sales charge on Class A shares” in the fund’s SAI. You may request an SAI from your broker or financial adviser, access the fund’s Web site at www.jhfunds.com, or call Signature Services at 1-800-225-5291.

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:

Class A deferred sales charges on investments of $1 million or more

CDSC on shares
Your investment	being sold
First $1M – $4,999,999	1.00%
Next $1 – $5M above that	0.50%
Next $1 or more above that	0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and C

Shares are offered at their NAV per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC are as follows:

Class B deferred charges
CDSC on shares
Years after purchase	being sold
1st year	5.00%
2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

Class C deferred charges
CDSC on shares
Years after purchase	being sold
1st year	1.00%
After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

YOUR ACCOUNT  7

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

■	Accumulation Privilege — lets you add the value of any class of shares of any John Hancock fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

■	Letter of Intention — lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund’s Class A shares during the next 13 months. The calculation of this amount would include accumulations and combi- nations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement account investors is a 48-month Letter of Intention, described in the SAI.

■	Combination Privilege — lets you combine classes of shares of all John Hancock funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

■	to make payments through certain systematic withdrawal plans

■	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

■	redemptions pursuant to a fund’s right to liquidate an account less than $1,000

■	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

■	to make certain distributions from a retirement plan

■	because of shareholder death or disability

■	rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock retail fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must contact your financial representative or Signature Services.

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

■	selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

■	financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the Distributor

■	fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

■	individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

■	individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR- SEP invested in John Hancock funds directly to a ROTH IRA

■	individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR- SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

■	participants in certain 529 plans that have a signed agreement with the Distributor (one-year CDSC may apply)

■	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

■	participants in certain retirement plans with at least 100 eligible employees (one year CDSC applies) and that are currently invested in Class A shares of John Hancock funds

■	terminating participants rolling over assets held in a pension, profit- sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial

8  YOUR ACCOUNT

ROTH IRA investing in John Hancock funds, including subsequent investments

■	individuals rolling over assets held in a John Hancock custodial 403(b) account into a John Hancock custodial IRA account

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

■	exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” for additional details)

■	dividend reinvestments (see “Dividends and account policies” for additional details)

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investments for the Class A, B and C shares of the fund are as follows:

	■	non-retirement account: $1,000

	■	retirement account: $500; there is no minimum initial investment for certain group retirement plans investing using salary deduction or similar group methods of payment

	■	group investments: $250

	■	Monthly Automatic Accumulation Plan (“MAAP”): $25 to open; you must invest at least $25 a month

	■	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the Distributor

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. See the Mutual Fund Account Application for more details.

YOUR ACCOUNT  9

Buying shares

Opening an account	Adding to an account
By check
■ Make out a check for the investment amount, payable to “John	■ Make out a check for the investment amount, payable to “John
Hancock Signature Services, Inc.”	Hancock Signature Services, Inc.”
■ Deliver the check and your completed application to your financial	■ If your account statement has a detachable investment slip, please
representative or mail them to Signature Services (address below).	complete in its entirety. If no slip is available, include a note specifying the name(s), your share class, your account number and the name(s) in which the account is registered.
■ Deliver the check and your investment slip or note to your financial representative or mail them to Signature Services (address below).

By exchange
■ Call your financial representative or Customer Service to request an	■ Log on to the Web site below to process exchanges between funds.
exchange.	■ Call EASI-Line for automated service.
■ Call your financial representative or Customer Service to request an exchange.

By wire
■ Deliver your completed application to your financial representative or	■ Obtain wiring instructions by calling Customer Service.
mail it to Signature Services.	■ Instruct your bank to wire the amount of your investment. Specify the
■ Obtain your account number by calling your financial representative or	fund name(s), the share class, your account number and the name(s) in
Customer Service.	which the account is registered. Your bank may charge a fee to wire
■ Obtain your wiring instructions by calling Customer Service.	funds.
■ Instruct your bank to wire the amount of your investment. Specify the fund name(s), the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
See “By exchange” and “By wire.”	■ Verify that your bank or credit union is a member of the Automated
Clearing House (“ACH”) system.
■ Complete the “Bank Information” section on your account application.
■ Log on to Web site below to initiate purchases using your authorized bank account.

By phone
See “By exchange” and “By wire.”	■ Verify that your bank or credit union is a member of the ACH system.
■ Complete the “To Purchase, Exchange or Redeem Shares via
Telephone” and “Bank Information” sections on your account
application.
■ Call EASI-Line for automated service.
■ Call Customer Service between 8:00 a.m. and 7:00 p.m. Eastern time on most business days.

To open or add to an account using the Monthly Automatic Accumulation
Program, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Customer service
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-800-225-5291
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-338-8080
P.O. Box 9510	164 Corporate Drive
Portsmouth, NH 03802-9510	Portsmouth, NH 03801

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Selling shares

To sell some or all of your shares
By letter
■ Accounts of any type.	■ Write a letter of instruction or complete a stock power indicating the fund name,
■ Sales of any amount.	your share class, your account number, the fund’s name(s) in which the account is registered and the dollar value or number of shares you wish to sell.
■ Include all signatures and any additional documents that may be required (see next page).
■ Mail the materials to Signature Services.
■ A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
■ Most accounts.	■ Log on to the Web site below to initiate redemptions from your fund.
■ Sales of up to $100,000.

By phone
■ Most accounts.	■ Call EASI-Line for automated service.
■ Sales of up to $100,000.	■ Call our financial representative or call Customer Service between 8 a.m. and
7 p.m. Eastern Time on most business days.

By wire or electronic funds transfer (“EFT”)
■ Requests by letter to sell any amount.	■ To verify that the Internet or telephone redemption privilege is in place on an
■ Requests by Internet or phone to sell up to $100,000.	account, or to request the form to add it to an existing account, call Customer
Service.
■ Funds requested by wire will be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.
■ Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
■ Accounts of any type.	• Obtain a current prospectus for the fund into which you are exchanging by
■ Sales of any amount.	Internet or by calling your financial representative or Signature Services.
■ Log on to the Web site below to process exchanges between your funds.
■ Call EASI-Line for automated service.
■ Call your financial representative or Customer Service to request an exchange.
To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Customer service
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-800-225-5291
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-338-8080
P.O. Box 9510	164 Corporate Drive
Portsmouth, NH 03802-9510	Portsmouth, NH 03801

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■	your address of record has changed within the past 30 days;

■	you are selling more than $100,000 worth of shares — This requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock; or

■	you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions (if authorized under state law) and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint or UGMA/UTMA accounts (custodial	■ Letter of instruction.
accounts for minors).	■ On the letter, the signatures of all persons authorized to sign for the account, exactly as the account is registered.
■ Medallion signature guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or	■ Letter of instruction.
association accounts.	■ Corporate business/organization resolution, certified within the past
12 months, or a John Hancock funds business/organization
certification form.
■ On the letter and the resolution, the signature of the person(s)
authorized to sign for the account.
■ Medallion signature guarantee, if applicable (see above).

Owners or trustees of trust accounts.	■ Letter of instruction.
■ On the letter, the signature(s) of the trustee(s).
■ Copy of the trust document certified within the past 12 months or a
John Hancock funds trust certification form.
■ Medallion signature guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with a deceased	■ Letter of instruction signed by surviving tenant.
co-tenant(s).	■ Copy of death certificate.
■ Medallion signature guarantee, if applicable (see above).
■ Inheritance tax waiver (if applicable).

Executors of shareholder estates.	■ Letter of instruction signed by executor.
■ Copy of order appointing executor, certified within the past
12 months.
■ Medallion signature guarantee, if applicable (see above).
■ Inheritance tax waiver (if applicable).

Administrators, conservators, guardians and other sellers or account	■ Call the Customer Service telephone number below for instructions.
types not listed above.

Regular mail	Express delivery	Web site	EASI-Line	Customer service
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-800-225-5291
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-338-8080
P.O. Box 9510	164 Corporate Drive
Portsmouth, NH 03802-9510	Portsmouth, NH 03801

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Transaction policies

Valuation of shares

The NAV per share is determined for each fund and class as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time) on each business day that the New York Stock Exchange is open. Securities held by a fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, securities held by a fund are valued at fair value as determined in good faith by the Board of Trustees of JHF II. Any actions of the Pricing Committee, as the Board’s designee, are subject to oversight by the Board. Money market instruments with a remaining maturity of 60 days or less held by a fund are valued on an amortized cost basis.

Generally, trading in non-U.S. securities, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the NAV of a fund’s shares are generally determined as of such times. If market quotations or official closing prices are not readily available or are deemed unreliable, a security will be valued by a method that the Trustees (or the Pricing Committee as their designee) believe accurately reflects its fair value. Market price may be deemed unreliable, for example, if a security is thinly traded or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees (or the Pricing Committee as their designee) may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a fund is calculating its NAV or when a designated index changes by certain percentage. In such circumstances, a fund may use a pricing service that employs fair value model pricing in valuing foreign securities held by a fund. In view of these factors, it is likely that a fund investing significant amounts of assets in securities that are primarily traded on foreign markets will be fair valued more frequently than a fund investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers. In addition, the value of such securities (and, therefore, NAV of a fund that holds them) may change significantly on days when shareholders will not be able to purchase or redeem fund’s shares.

Fair value pricing of securities is intended to help ensure that the NAV of a fund’s shares reflects the value of a fund’s securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. Fair value pricing of securities also involves the risk that the fund’s valuation of an investment may be higher or lower than the price the investment might actually command if a fund sold it.

Buy and sell prices

When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or residential addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the residential address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any additional sales charges.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. For further details, see “Additional Services and Programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in “market timing” or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific “Limitation on exchange activity” described below if the fund or its agents determine that accepting the order could interfere with the efficient management of the fund or otherwise not be in its best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the

YOUR ACCOUNT  13

purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees of JHF II has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

Pursuant to the policies and procedures adopted by the Board of Trustees the fund, or its agent, may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds if the fund, or its agent, determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund, or its agent, cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund, or its agent, may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed, or may be modified, under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since management believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail its trading practices. The ability of the fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agents are unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■	A fund that invests a significant portion of its assets in small- or mid- capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares.” These types of securities entail a greater risk of excessive

14  YOUR ACCOUNT

trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds, that may trade infrequently or are fair valued as discussed under “Valuation of shares.” These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of the fund. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

JHF II is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows

■	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

■	after any changes of name or residential address of the registered owner(s)

■	in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends

The fund generally declares dividends daily and pays them monthly. Any capital gains are distributed at least annually. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.

Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 tax information statement that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if your investment is not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. Some dividends paid in January may be taxable as if they had been paid the previous December.

Small accounts (non-retirement only)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges.

YOUR ACCOUNT  15

Additional investor services

Monthly automatic accumulation Program (“MAAP”)

MAAP lets you set up regular investments from your paycheck or bank account to the fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

■	Complete the appropriate parts of your account application.

■	If you are using MAAP to open an account, make out a check for your first investment amount payable to “John Hancock Signature Services, Inc.” in an amount satisfying the applicable minimum initial investment requirements specified in the section “Opening an account.” Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

■	Make sure you have at least $5,000 worth of shares in your account.

■	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

■	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

■	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

■	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

The Distributor offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

Restrictions on 403(b)(7) Plans Accounts

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The fund’s policy regarding disclosure of fund holdings can be found in Appendix B of the SAI and the fund holdings information can be found at: www.jhfunds.com.

The holdings of the fund will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the fund. In addition, the ten largest holdings of the fund will be posted to Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The fund’s Form N-CSR and Form N-Q will contain the fund’s holdings as of the applicable calendar quarter end.

16  YOUR ACCOUNT

Risks of investing in the Fund

Risks of Investing in Certain Types of Securities

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Active management risk

Funds that are not index funds are actively managed by their subadvisers. The performance of a fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a fund’s investment objective. If the subadvisers’ investment strategies do not perform as expected, the funds could underperform other mutual funds with similar investment objectives or lose money.

Distressed investments risk

The Fund invests in distressed investments including loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the subadviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund’s original investment.

Fixed income securities risk

Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest rate risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit quality risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

Investment grade fixed income securities in the lowest rating category risk. Investment grade fixed income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities risk and high yield securities risk. Lower rated fixed income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

■	Risk to principal and income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

■	Price volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

■	Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

■	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed income securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities. Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under “Foreign securities risk”. In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

RISKS OF INVESTING IN THE FUND  17

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

High portfolio turnover risk

A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs, which must be borne directly by a fund, and brokerage commissions and generating greater tax liabilities for shareholders. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Floating rate loan liquidity risk. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Loan participations risk

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s non-payment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.

Non-diversified fund risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk may be increased by investing in securities of a small number of issuers. Certain funds are not “diversified” within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund’s investment strategies or techniques may be more pronounced for these funds than for funds that are “diversified.”

These investment strategies and securities are described further in the SAI.

18  RISKS OF INVESTING IN THE FUND

Fund details

Business structure

The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval. The Fund will provide at least 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

Investment adviser
John Hancock Investment Management Services, LLC
601 Congress Street
Boston, MA 02210-2805
Manages the fund’s business and investment activities.

Subadviser
Western Asset Management Company
385 East Colorado Boulevard
Pasadena, CA 91101
Provides portfolio management to the fund.

Sub-Subadviser
Western Asset Management Company Limited
10 Exchange Square
Primrose Street
London EC2A 2EN

Custodian
State Street Bank & Trust Company
2 Avenue de Lafayette
Boston, MA 02111
Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s NAV.

Principal distributor
John Hancock Funds, LLC
Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

Transfer agent
John Hancock Signature Services, Inc.
Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

Management fee schedule

The Fund pays the Adviser a management fee for its services to the Fund. The fee is stated as an annual percentage of the current value of the aggregate assets of the Fund (together with the assets of the Floating Rate Income Trust, a series of John Hancock Trust) determined in accordance with the following schedule, and that rate is applied to the assets of the Fund.

All Assets
Aggregate Net Assets of the Fund and Floating Rate
Income Trust	0.700%

FUND DETAILS  19

Adviser

John Hancock Investment Management Services, LLC (the “Adviser”) is the investment adviser. The Adviser administers the business and affairs of the Fund and retains and compensates an investment subadviser to manage the assets of the Fund. As of September 30, 2007, the Adviser and its affiliates had total assets under management of approximately $59 billion.

The Adviser and the subadviser to the Fund are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the U.S.

Subadviser

Western Asset Management Company’s (“Western”) sole business is managing fixed-income portfolios for large institutional clients, an activity Western has pursued for over 35 years. From its offices in Pasadena, Hong Kong, London, Melbourne, New York, Sao Paulo, Singapore, and Tokyo, Western’s 1,000 employees perform these services for a wide variety of global clients, including charitable, corporate, health care, insurance, mutual fund, public, and union, and across an equally wide variety of mandates, from money markets to emerging markets. As of August 31, 2007, Western’s current client base totals 724, representing 46 countries, 1,414 accounts, and $628.4 billion in assets.

The subadviser is compensated by the Adviser, and not by the Fund.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees’ approval, is permitted to appoint a new subadviser for a fund, or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change the fund subadviser or the fees paid to the subadviser without the expense and delays associated with holding a shareholders’ meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Advisory and subadvisory contracts

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory contracts will be available in the semi-annual report to shareholders for the period ending February 28, 2008.

20  FUND DETAILS

Management biographies

Below is an alphabetical list of the portfolio managers, including a brief summary of their business careers over the past five years. Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the fund and their ownership of fund shares, if any. The Fund is managed by a team of portfolio managers. Each member of the team shares an equal amount of day-to-day management and responsibility of the Fund.

Michael C. Buchanan
(since inception), co-portfolio manager
— Portfolio Manager at Western Asset Management since
2005 -prior to joining Western Asset Management Credit
Suisse Asset Management – Managing Director, Head of
U.S. Credit Products, 2003–2005; Janus Capital
Management – Executive Vice President, Portfolio
Manager, 2003; Blackrock Financial Management –
Managing Director, Portfolio Manager, Head of High Yield
Trading, 1998–2003

S. Kenneth Leech
(since inception), co-portfolio manager
— Chief Investment Officer at Western Asset Management
Company since 1990

Timothy J. Settel
(since inception), co-portfolio manager
— Portfolio Manager/Research Analyst at Western Asset
Management Company since 2001

Stephen A. Walsh
(since inception), co-portfolio manager
— Deputy Chief Investment Officer at Western Asset
Management Company since 1991

Financial highlights

This section normally details the performance of the Fund’s share class. Because the Fund has not yet commenced operations, there are no financial highlights to report.

FUND DETAILS  21

Amendment dated July 22, 2008

Appendix to Prospectus of John Hancock Funds II dated December 31, 2007
Floating Rate Income — Class A, B, and C shares

Historical Performance of the Western Asset Floating Rate Income Fund LLC

The Floating Rate Income Fund (the “Fund”) is a series of John Hancock Funds II that commenced operations on December 31, 2007, and, as such, performance information for this Fund is not presented in the prospectus. The Fund is subadvised by the same investment adviser, Western Asset Management Company (“WAMCO”), as the Western Asset Floating Rate Income Fund LLC (the “WAMCO Fund”), has the same portfolio manager(s) and is managed with substantially similar investment objectives, policies and strategies to the WAMCO Fund.

This Appendix presents historical performance information for the Class 1 shares of the WAMCO Fund. Because of the similarities between the Fund and WAMCO Fund, this information may help provide an indication of the Fund’s risks by showing how a similar fund has performed historically. The performance of the WAMCO Fund, however, is not the performance of the Fund, and you should not assume that the Fund will have the same performance as the WAMCO Fund. The performance of the Fund may be greater or less than the performance of the WAMCO Fund due to, among other things, the number of the holdings in and composition of the portfolio in the Fund, as well as the asset size and cash flow differences between the Fund and WAMCO Fund.

Performance information — bar chart and table — are presented on the following page for the WAMCO Fund. The bar chart shows how the WAMCO Fund’s total return has varied over time, and the table shows average annual returns as of the most recent quarter end and since the WAMCO Fund’s inception, September 30, 2003 (as compared with a broad-based market index). The performance of the WAMCO Fund has been calculated net of fees and expenses. All figures assume dividend reinvestment.

The past performance of the WAMCO Fund is no guarantee of future results in managing the Fund. The information in this Appendix does not represent the performance of the Fund or any predecessor to it and is no indication of how it would have performed in the past or would have performed in the future.

The Class A, B and C shares of the Fund have front-end or deferred sales charges. The Class 1 shares of the corresponding WAMCO Fund do not have such charges. The other expenses of the Class A, B and C shares of the Fund, including its Rule 12b-1 fee, are higher than the expenses of the Class 1 shares of the WAMCO Fund. As a result, the total operating fees and expenses of the Fund are higher than those of the WAMCO Fund and, therefore, the performance shown in the bar chart and table for the Class 1 shares of the WAMCO Fund would be lower if adjusted to reflect the sales charges and higher fees and expenses of the Class A, B and C shares of the Fund.

An index is unmanaged and it is not possible to invest directly in an index. As such, year-by-year index figures do not account for any sales charges, fees or fund expenses. As indicated above, past performance does not indicate future results.

22  Amendment dated July 22, 2008

Western Asset Floating Rate Income Fund LLC

Corresponding to: Floating Rate Income Fund

WAMCO Fund total returns: Class 1: 2Q ’08, 5.44% Best quarter: 4Q ’06, 2.19% Worst quarter: 3Q ’07, 0.89%

S&P/LSTA Performing Loan Index: The S&P/LSTA Performing Loan Index is a subset of the S&P/LSTA leveraged loan index tracking returns in the leveraged loan market and capturing a broad cross-section of the U.S. leveraged loan market including dollar denominated, U.S. syndicated loans to overseas issuers and excluding those in default.

Net assets of Western Asset Floating Rate Income Fund as of 6-30-2008: $3,740,485,777

Western Asset Floating Rate Income Fund average annual total returns for periods ending 6-30-2008
			Since
	1 year	3 year	inception
Class 1	- 1.38%	3.92%	4.42%
S&P/LSTA Performing Loan Index	- 2.39%	3.61%	4.13%

For more information

Two documents are available that offer further information on the fund:

Annual/Semi-Annual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance during the last fiscal year, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the fund. The fund’s SAI includes a summary of the JHF II’s policy regarding disclosure of the portfolio holdings as well as legal and regulatory matters. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To request a free copy of the current prospectus, annual/semi-annual report or the SAI of the fund, please contact Signature Services:

By mail: John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

On the Internet: www.jhfunds.com

Or you may view or obtain these documents and other information about the fund from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC’s Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779

© 2007 JOHN HANCOCK FUNDS, LLC 3280PN 12/07

John Hancock Funds, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com